UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2022 (February 10, 2022)
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WAITR HOLDINGS INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37788	26-3828008
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

214 Jefferson Street, Suite 200 Lafayette, Louisiana		70501
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (337) 534-6881
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	WTRH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Director’s Resignation

William Gray Stream provided Waitr Holdings Inc. (“Company”) with his notice to resign as a director effective the day subsequent to the filing with the Securities and Exchange Commission of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2021, anticipated to be filed on or about March 8, 2022, due to increased external business and personal commitments. The Company is grateful for, and appreciative of, Mr. Stream’s service as an independent director, as well as his serving on the audit committee, compensation committee and corporate governance and nominating committee. We expect the board of directors to determine that Steven L. Scheinthal is independent at the next board meeting in advance of the effective date of Mr. Stream’s resignation which would result in our continuing to have a majority of independent directors even after Mr. Stream’s resignation. We further expect the board of directors to add an existing independent director(s) to each of the audit committee, compensation committee and corporate governance and nominating committee to replace the vacancy to be created by Mr. Stream’s departure.
On June 15, 2021, Mr. Stream was issued a time-vesting restricted stock unit award for 120,192 shares of common stock, to vest upon the earlier to occur of (i) the one-year anniversary of the grant date and (ii) the date of the 2022 annual meeting of Company stockholders. The board of directors determined to vest in full the shares of common stock underlying the restricted stock unit award, such vesting to be effective on Mr. Stream’s resignation.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.1	Mr. Stream’s resignation letter dated February 10, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WAITR HOLDINGS INC.

Date: February 15, 2022	By:	/s/ Thomas C. Pritchard
Name: Thomas C. Pritchard
Title: General Counsel
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